                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            V3 SEMICONDUCTOR, INC.

                     ------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Nevada                                               3674
-------------------------------                    ----------------------------
(State or Other Jurisdiction of                    (Primary Standard Industrial
 Incorporation or Organization)                     Classification Code Number)

      250 Consumers Road, Suite 901, North York, Ontario, Canada M2J 4V6
      ------------------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


If this form relates to the                   If this form relates to the registration
registration of a class of securities         of a class of securities pursuant to
-------------------------------------         ----------------------------------------
pursuant to Section 12(b) of the              Section 12(g) of the Exchange Act
Exchange Act and is effective                 and is effective pursuant to General
pursuant to General Instruction               Instruction A.(d), check the
A.(c), check the following box: [ ]           following box. [X]

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                    Name of Each Exchange on Which
         to be so Registered                    Each Class is to be Registered
        ----------------------------------------------------------------------

   Common Stock, $.001 par value per share      Nasdaq SmallCap Market
------------------------------------------      -------------------------------

------------------------------------------      -------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.001 par value per share
-------------------------------------------------------------------------------
                               (Title of class)


-------------------------------------------------------------------------------
                               (Title of class)


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Reference is made to the Company's Registration Statement on Form SB-2 (Registration No.333-59133), and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. A description of the Registrant's securities to be registered, as required by Item 202 of Regulation S-K, is incorporated herein by reference to the section entitled "Description of Securities" in the Company's Preliminary Prospectus forming a part of the Company's Registration Statement on Form SB-2, File No.333-59133, and all amendments thereto, filed with the Securities Exchange Commission on September 21, 1998.

ITEM 2.  EXHIBITS

Exhibit
Number            Description of Document
------            -----------------------

A The "Description of Securities" section of the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-59133, and all amendments thereto, is incorporated herein by reference as referred to in Item 1.

1.1 Form of Common Stock Certificate (filed as Exhibit 4.1 to the Registration Statement on Form SB-2, File No. 333-59133, and hereby incorporated herein by reference).

2.1               Certificate of Incorporation, as amended (Filed as Exhibit
                  3.1 to the Registration Statement on Form SB-2, File No. 333-59133, and hereby incorporated herein by reference).

2.2 By-Laws (Filed as Exhibit 3.2 to the Registration Statement on Form SB-2, File No. 333-59133, and hereby incorporated herein by reference).

                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     V3 SEMICONDUCTOR, INC.
                                                     ----------------------
                                                           Registrant

                                                By:  /s/ Carl Mitchell
                                                   ----------------------------
                                                     Carl Mitchell, Secretary

Date:    September 22, 1998

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     V3 SEMICONDUCTOR, INC.
                                                     ----------------------
                                                           Registrant

                                                By:  /s/ Carl Mitchell
                                                   ----------------------------
                                                     Carl Mitchell, Secretary

Date:    September 22, 1998